EXECUTION VERSION FIFTH AMENDMENT AND WAIVER TO CREDIT AGREEMENT FIFTH AMENDMENT AND WAIVER TO CREDIT AGREEMENT (this “Fifth Amendment”) dated as of September 19, 2018 among ROADRUNNER TRANSPORTATION SYSTEMS, INC., a Delaware corporation (the “Company”), each of the Subsidiaries of the Company identified as “Subsidiary Guarantors” on the signature pages to the Credit Agreement (the “Subsidiary Guarantors”), the Lenders (as defined below) party hereto and BMO HARRIS BANK N.A., as Administrative Agent (the “Administrative Agent”), each of which is a party to the Existing Credit Agreement (as defined below). WHEREAS, Company, the Subsidiary Guarantors, the financial institutions from time to time party thereto as lenders (the “Lenders”) and the Administrative Agent are parties to that certain Credit Agreement dated as of July 21, 2017 (as amended, supplemented, or otherwise modified from time to time prior to this Fifth Amendment and as in effect immediately prior to the effectiveness of this Fifth Amendment, the “Existing Credit Agreement”, and as amended by this Fifth Amendment and as may be further amended, supplemented or otherwise modified and in effect from time to time, the “Amended Credit Agreement”). WHEREAS, the Company and the Subsidiary Guarantors request that the Lenders and the Administrative Agent amend the Existing Credit Agreement in certain respects, and the Lenders party hereto and the Administrative Agent are willing to so amend the Existing Credit Agreement, as set forth below. WHEREAS, an Event of Default exists under the Existing Credit Agreement, and the Company and the Subsidiary Guarantors request that the Lenders and the Administrative Agent waive such Event of Default, and the Lenders party hereto and the Administrative Agent are willing to so waive such Event of Default, as set forth below. WHEREAS, these recitals shall be construed as part of this Fifth Amendment. NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto hereby agree as follows: Section 1. Definitions. Except as otherwise defined in this Fifth Amendment, terms defined in the Amended Credit Agreement are used herein as defined therein. Section 2. Amendments to the Existing Credit Agreement. From and after the Fifth Amendment Effective Date, the Existing Credit Agreement shall be amended as follows: 2.01. References Generally. References in the Existing Credit Agreement (including references to the Existing Credit Agreement as amended hereby) to “this Agreement” (and indirect references such as “hereunder”, “hereby”, “herein” and “hereof”) and each reference to the Existing Credit Agreement in the other Loan Documents (and indirect references such as “thereunder”, “thereby”, “therein” and “thereof”) shall be deemed to be references to the Existing Credit Agreement as amended hereby. 2.02. Amended Language. (a) Section 1.01 of the Existing Credit Agreement is amended by adding the following defined term in appropriate alphabetical order as follows: AmericasActive:12674471.7

“Fifth Amendment Effective Date” means September 19, 2018. (b) Section 1.01 of the Existing Credit Agreement is amended by amending and restating the following defined terms in appropriate alphabetical order as follows: “Dominion Trigger Period” means the period (a) commencing on the day that (i) an Event of Default has occurred and is continuing or (ii) Adjusted Excess Availability is less than the greater of (x) ten percent (10.0%) of the Maximum Borrowing Amount at such time and (y) $17,500,000 for a period of five (5) consecutive Business Days,and (b) continuing until the date that during the previous thirty (30) consecutive days, (i) no Event of Default has existed, and (ii) Adjusted Excess Availability has been equal to or greater than the greater of (x) ten percent (10%) of the Maximum Borrowing Amount at such time and (y) $ 17,500,000; provided, that, a Dominion Trigger Period shall commence on the Fifth Amendment Effective Date and continue until the requirements set forth in clause (b) above have been satisfied and the Company has received net cash proceeds from the issuance of Equity Interests (other than Disqualified Equity Interest) of at least $30,000,000. “Reporting Trigger Period” means the period (a) commencing on the day that (i) an Event of Default has occurred and is continuing or (ii) Adjusted Excess Availability is less than the greater of (x) ten percent (10.0%) of the Maximum Borrowing Amount at such time and (y) $17,500,000 for a period of five (5) consecutive Business Days, and (b) continuing until the day (i) no Event of Default exists, (ii) Adjusted Excess Availability has been equal to or greater than the greater of (A) $17,500,000 and (B) 10.0% of the of the Maximum Borrowing Amount for 30 consecutive days; provided, that, a Reporting Trigger Period shall commence with the first full week following the Fifth Amendment Effective Date and continue until the requirements set forth in clause (b) above have been satisfied and the Company has received net cash proceeds from the issuance of Equity Interests (other than Disqualified Equity Interest) of at least $30,000,000. “Second Amendment Series E Preferred Stock” means the “Series E Preferred Stock” as defined in, and issued pursuant to, the Second Amendment Investment Agreement (as amended by Amendment No. 1 to Investment Agreement and Termination of Equity Commitment Letter dated as of August 3, 2018); provided that (A) the aggregate amount of such Preferred Stock shall not exceed $52,500,000, (B) such Preferred Stock shall be issued in increments of not less than $8,750,000, (C) the Net Cash Proceeds of each issuance of such Preferred Stock shall be applied to prepay Term Loans pursuant to Section 2.06(b)(i)(E) and (D) such Preferred Stock is issued by December 31, 2018. (c) Section 8.12 of the Existing Credit Agreement is amended by replacing each reference to “Fixed Charge Coverage Trigger Period” with “Fixed Charge Trigger Period” Section 3. Waiver to the Existing Credit Agreement. The Company has notified the Administrative Agent and the Lenders that a Fixed Charge Trigger Period commenced as of September 6, 2018, and as a result an Event of Default exists under Section 9.01(b) of the Existing Credit Agreement due to the Consolidated Fixed Charge Coverage Ratio, determined on a Pro Forma Basis as of July 31, 2018, which is the last day of the Measurement Period most recently ended prior to September 6th and 7th of 2018, being less than 1.00 to 1.00 (the Event of Default arising solely from such circumstances is 2 hereafter referred to as the “Specified Default”). The Company hereby requests the Required Lenders to waive (x) the Specified Default and (y) the imposition of the Dominion Trigger Period and the Reporting Trigger Period for the period commencing on September 6, 2018 and ending on the Fifth Amendment Effective Date. Subject to the terms and conditions set forth in this Agreement, the Required Lenders hereby waive the Specified Default and imposition of the Dominion Trigger Period and the Reporting Trigger Period for the period specified herein. Section 4. Representations and Warranties of the Loan Parties. The Loan Parties represent and warrant to the Administrative Agent and the Lenders that as of the Fifth Amendment Effective Date: 4.01. each of the representations and warranties set forth in the Amended Credit Agreement and in the other Loan Documents are true and correct in all respects (or in all material respects for such representations and warranties that are not by their terms already qualified as to materiality) as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all respects (or in all material respects for such representations and warranties that are not by their terms already qualified as to materiality) as of such earlier date, and except that for purposes of this Section 4.01, (i) the representations and warranties contained in Section 6.05(a) and (c) of the Amended Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clause (a) of Section 7.01 of the Amended Credit Agreement and (ii) the representations and warranties contained in Section 6.05(b) of the Amended Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clause (b) of Section 7.01 of the Amended Credit Agreement; 4.02. both immediately before and after giving effect to this Fifth Amendment and the transactions contemplated hereby, no Default (other than the Specified Default) shall have occurred and be continuing, or would result therefrom; and 4.03. both immediately before and after giving effect to this Fifth Amendment and the transactions contemplated hereby, no Default or Event of Default shall have occurred and be continuing, or would result therefrom, under the Existing Investment Agreement and/or the Second Amendment Investment Agreement (as amended) or any transactions contemplated thereby, and no fees shall have been paid to any holders of the “Preferred Stock” in connection therewith. Section 5. Conditions Precedent. The amendments to the Existing Credit Agreement set forth in Section 2 above shall become effective as of the date (the “Fifth Amendment Effective Date”), upon which each of the following conditions precedent shall be satisfied or waived: 5.01. Execution. The Administrative Agent shall have received counterparts of this Fifth Amendment, executed by the Loan Parties, the Administrative Agent and the Lenders. 5.02. Preferred Stock Consent. The Lenders shall have received confirmation that the holders of the “Preferred Stock” under the Existing Investment Agreement and the Second Amendment Investment Agreement (as amended by (a) Amendment No. 1 to Investment Agreement and Termination of Equity Commitment Letter dated as of August 3, 2018 and (b) Amendment No. 2 to Investment Agreement dated as of September 19, 2018, a copy of which has been attached hereto as Exhibit A) have consented to the Fifth Amendment in form and substance satisfactory to the Lenders. 5.03. Borrowing Base Certificate. Adjusted Excess Availability shall be greater than $17,500,000 on and after September 8, 2018, as evidenced by a Borrowing Base Certificate for the month ending August 31, 2018 delivered by the Company to the Administrative Agent on September 8, 2018. 3

5.04. Costs and Expenses. The Company shall have paid all reasonable and documented out- of-pocket costs and expenses of the Administrative Agent in connection with this Fifth Amendment payable pursuant to Section 11.04 of the Amended Credit Agreement. Section 6. Reference to and Effect Upon the Existing Credit Agreement. 6.01. Except as specifically amended or waived above, the Existing Credit Agreement and the other Loan Documents shall remain unchanged and in full force and effect and are hereby ratified and confirmed. 6.02. The execution, delivery and effectiveness of this Fifth Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or any Lender under the Existing Credit Agreement or any Loan Document, nor constitute a waiver of any provision of the Existing Credit Agreement or any Loan Document, except as specifically set forth herein. Section 7. Ratification of Liability. As of the Fifth Amendment Effective Date, the Company and the other Loan Parties, as debtors, grantors, pledgors, guarantors, assignors, or in other similar capacities in which such parties grant liens or security interests in their properties or otherwise act as accommodation parties or guarantors, as the case may be, under the Loan Documents to which they are a party, hereby ratify and reaffirm all of their payment and performance obligations and obligations to indemnify, contingent or otherwise, under each of such Loan Documents to which they are a party, and ratify and reaffirm their grants of liens on or security interests in their properties pursuant to such Loan Documents to which they are a party, respectively, as security for the Obligations, and as of the Fifth Amendment Effective Date, each such Person hereby confirms and agrees that such liens and security interests hereafter secure all of the Obligations, including, without limitation, all additional Obligations hereafter arising or incurred pursuant to or in connection with this Fifth Amendment, the Credit Agreement or any other Loan Document. As of the Fifth Amendment Effective Date, the Company and the other Loan Parties further agree and reaffirm that the Loan Documents to which they are parties now apply to all Obligations as defined in the Credit Agreement (including, without limitation, all additional Obligations hereafter arising or incurred pursuant to or in connection with this Fifth Amendment, the Credit Agreement or any other Loan Document). As of the Fifth Amendment Effective Date, the Company and the other Loan Parties (a) further acknowledge receipt of a copy of this Fifth Amendment, (b) consent to the terms and conditions of same, and (c) agree and acknowledge that each of the Loan Documents to which they are a party remain in full force and effect and is hereby ratified and confirmed. Section 8. Miscellaneous. Except as herein provided, the Existing Credit Agreement shall remain unchanged and in full force and effect. This Fifth Amendment is a Loan Document for all purposes of the Amended Credit Agreement. This Fifth Amendment may be executed in any number of counterparts, and by different parties hereto on separate counterpart signature pages, and all such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of a counterpart signature page by facsimile transmission or by e-mail transmission of an Adobe portable document format file (also known as a “PDF” file) shall be effective as delivery of a manually executed counterpart signature page. Section headings used in this Fifth Amendment are for reference only and shall not affect the construction of this Fifth Amendment. Section 9. GOVERNING LAW. THIS FIFTH AMENDMENT, AND THE RIGHTS AND DUTIES OF THE PARTIES HERETO, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF ILLINOIS. Section 10. Release and Waiver. The Loan Parties each do hereby release the Administrative Agent and each of the Lenders and each of their officers, directors, employees, agents, attorneys, personal 4 representatives, successors, predecessors and assigns from all manner of actions, cause and causes of action, suits, deaths, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, controversies, agreements, promises, variances, trespasses, damages, judgments, executions, claims and demands, whatsoever, in law or in equity, and particularly, without limiting the generality of the foregoing, in connection with the Credit Agreement and the other Loan Documents and any agreements, documents and instruments relating to the Credit Agreement and the other Loan Documents and the administration of the Credit Agreement and the other Loan Documents, all indebtedness, obligations and liabilities of the Loan Parties to the Administrative Agent or any Lender and any agreements, documents and instruments relating to the Credit Agreement and the other Loan Documents (collectively, the “Claims”), which the Loan Parties now have against the Administrative Agent or any Lender or ever had, or which might be asserted by their heirs, executors, administrators, representatives, agents, successors, or assigns based on any Claims which exist on or at any time prior to the date of this Fifth Amendment. The Loan Parties expressly acknowledge and agree that they have been advised by counsel in connection with this Fifth Amendment and that they each understand that this Section 10 constitutes a general release of the Administrative Agent and the Lenders and that they each intend to be fully and legally bound by the same. The Loan Parties further expressly acknowledge and agree that this general release shall have full force and effect notwithstanding the occurrence of a breach of the terms of this Fifth Amendment or an Event of Default or Default under the Credit Agreement. [signature pages follow] 5

EXHIBIT A Amendment No. 2 to Investment Agreement [Attached.]